UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2013

Item 1 - Schedule of Investments - The Schedule of Investments for the three-month period ended July 31, 2013 is filed herewith.

Portfolio of Investments (unaudited)

As of July 31, 2013

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS—24.7%
AUSTRALIA—4.2%
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/2014	$467,209
AUD	500	DnB NOR Boligkreditt, 6.25%, 06/08/2016	479,464
AUD	600	Kommunalbanken AS, 6.00%, 10/21/2014	560,516
AUD	500	National Capital Trust III, 3.76%, 09/30/2016 (a)(b)(c)	420,594
AUD	3,000	Wesfarmers Ltd., 8.25%, 09/11/2014	2,844,455

			4,772,238

BRAZIL—1.1%
USD	200	Banco do Estado do Rio Grande do Sul, 7.38%, 02/02/2022 (d)	202,250
USD	420	OAS Financial Ltd., 8.88%, 04/25/2018 (a)(b)(c)(d)	383,250
USD	200	Odebrecht Offshore Drilling Finance Ltd., 6.75%, 12/01/2021 (b)(d)	199,600
USD	200	USJ Acucar e Alcool SA, 9.88%, 11/09/2016 (b)(d)	194,000
USD	400	Virgolino de Oliveira Finance Ltd., 11.75%, 02/09/2017 (b)(d)	322,000

			1,301,100

CHILE—0.2%
USD	200	SACI Falabella, 3.75%, 04/30/2023 (d)	182,155

CHINA—0.5%
USD	300	China Overseas Finance Cayman Island II Ltd., 5.50%, 11/10/2020 (d)	311,554
USD	200	Country Garden Holdings Co. Ltd., 11.13%, 02/23/2015 (b)(d)	223,000

			534,554

DOMINICAN REPUBLIC—0.2%
USD	250	AES Andres Dominicana Ltd., 9.50%, 11/12/2015 (b)(d)	262,500

EGYPT—0.5%
USD	500	African Export-Import Bank, 5.75%, 07/27/2016	527,500

EL SALVADOR—0.3%
USD	300	Telemovil Finance Co. Ltd., 8.00%, 10/01/2014 (b)(d)	321,000

GEORGIA—0.2%
USD	250	Georgian Oil and Gas Corp., 6.88%, 05/16/2017 (d)	256,875

GUATEMALA—0.3%
USD	300	Industrial Subordinated Trust, 8.25%, 07/27/2021 (d)	322,500

INDIA—0.2%
USD	250	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (d)	232,500

INDONESIA—1.0%
USD	100	Adaro Indonesia PT, 7.63%, 10/22/2014 (b)(d)	103,625
USD	200	Indosat Palapa Co. BV, 7.38%, 07/29/2015 (b)(d)	217,500
USD	370	Pertamina Persero PT, 4.30%, 05/20/2023 (d)	332,075
USD	560	Pertamina Persero PT, 5.63%, 05/20/2043 (d)	459,200

			1,112,400

KAZAKHSTAN—0.5%
USD	200	Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/2042 (d)	204,000
USD	310	Zhaikmunai LP Via Zhaikmunai International BV, 7.13%, 11/13/2016 (b)(d)	324,725

			528,725

MALAYSIA—0.1%
USD	110	PETRONAS Capital Ltd., 7.88%, 05/22/2022 (d)	141,403

MEXICO—1.7%
USD	250	BBVA Bancomer SA, 6.75%, 09/30/2022 (d)	265,625
USD	200	Cemex Finance LLC, 9.38%, 10/12/2017 (b)(d)	224,000

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
USD	230	Pemex Project Funding Master Trust, 5.75%, 03/01/2018	$255,300
USD	40	Pemex Project Funding Master Trust, 6.63%, 06/15/2035	42,800
USD	240	Pemex Project Funding Master Trust, 6.63%, 06/15/2038	256,200
USD	640	Petroleos Mexicanos, 6.50%, 06/02/2041 (b)	673,280
USD	270	Tenedora Nemak SA de CV, 5.50%, 02/28/2018 (b)(d)	266,625

			1,983,830

NEW ZEALAND—2.1%
NZD	2,000	Deutsche Bank AG, 3.54%, 12/16/2013 (a)(b)	1,579,157
NZD	1,000	General Electric Capital Corp., 6.75%, 09/26/2016	844,857

			2,424,014

PERU—0.4%
USD	330	Banco de Credito del Peru, 4.75%, 03/16/2016 (b)(d)	344,025
USD	150	Corp. Azucarera del Peru SA, 6.38%, 08/02/2017 (b)(d)	148,125

			492,150

REPUBLIC OF SOUTH KOREA—0.5%
INR	33,000	Export-Import Bank of Korea, 6.00%, 02/27/2014 (d)	531,484

RUSSIA—3.5%
USD	200	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.75%, 04/28/2021 (d)	214,750
USD	350	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.88%, 09/25/2017 (d)	384,387
USD	300	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.13%, 12/12/2017 (d)	297,000
USD	220	Evraz Group SA, 6.50%, 04/22/2020 (d)	199,100
USD	200	Gazprom Neft OAO Via GPN Capital SA, 4.38%, 09/19/2022 (d)	185,040
USD	200	Gazprom OAO Via Gaz Capital SA, 4.95%, 07/19/2022 (d)	195,000
USD	200	Metalloinvest Finance Ltd., 5.63%, 04/17/2020 (d)	187,000
USD	200	OJSC Novolipetsk Steel via Steel Funding Ltd., 4.95%, 09/26/2019 (d)	191,000
USD	150	Russian Agricultural Bank OJSC Via RSHB Capital SA, 7.75%, 05/29/2018 (d)	168,750
USD	107	RZD Capital Ltd., 5.74%, 04/03/2017 (d)	114,624
RUB	38,300	RZD Capital Ltd., 8.30%, 04/02/2019 (d)	1,188,106
USD	300	VimpelCom Holdings BV, 5.95%, 02/13/2023 (d)	279,000
USD	180	VTB Bank OJSC Via VTB Capital SA, 6.55%, 10/13/2020 (d)	187,200
USD	200	VTB Bank OJSC Via VTB Capital SA, 6.88%, 05/29/2018 (b)(d)	214,500

			4,005,457

SOUTH AFRICA—0.2%
USD	180	Myriad International Holdings BV, 6.00%, 07/18/2020 (d)	185,850

SUPRANATIONAL—4.7%
INR	58,500	European Bank for Reconstruction & Development, 5.25%, 02/07/2014	941,311
NZD	1,500	International Bank for Reconstruction & Development, 7.50%, 07/30/2014	1,249,589
NZD	3,800	International Finance Corp., 4.63%, 05/25/2016	3,096,246

			5,287,146

TURKEY—0.6%
USD	200	Arcelik, 5.00%, 04/03/2023 (d)	177,000
USD	200	Turkiye Sise ve Cam Fabrikalari, 4.25%, 05/09/2020 (d)	177,300
USD	300	Yasar Holdings SA Via Willow No. 2, 9.63%, 10/07/2013 (b)(d)	301,500

			655,800

UKRAINE—1.0%
USD	270	Metinvest BV, 10.25%, 05/20/2015 (d)	278,154
USD	280	MHP SA, 8.25%, 04/02/2020 (d)	256,900
USD	370	MHP SA, 10.25%, 04/29/2015 (b)(d)	390,354

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
USD	280	Mriya Agro Holding PLC, 9.45%, 04/19/2018 (d)	$260,400

			1,185,808

UNITED ARAB EMIRATES—0.7%
USD	270	Ferrexpo Finance PLC, 7.88%, 04/07/2016 (d)	252,896
USD	480	Jafz Sukuk Ltd., 7.00%, 06/19/2019 (d)	531,600

			784,496

		Total Corporate Bonds — 24.7% (cost $28,332,914)	28,031,485

GOVERNMENT BONDS—102.5%
AUSTRALIA—23.7%
AUD	700	Australia Government Bond, 4.75%, 04/21/2027 (d)	673,717
AUD	900	Australia Government Bond, 5.50%, 01/21/2018	896,317
AUD	2,910	Australia Government Bond, 5.50%, 04/21/2023	2,990,188
AUD	4,600	Australia Government Bond, 5.75%, 05/15/2021	4,757,975
AUD	7,970	Australia Government Bond, 5.75%, 07/15/2022	8,293,855
AUD	2,000	New South Wales Treasury Corp., 6.00%, 04/01/2015	1,896,242
AUD	1,600	Queensland Treasury Corp., 6.00%, 06/14/2021 (e)	1,625,753
AUD	1,300	Queensland Treasury Corp., 6.00%, 07/21/2022	1,295,124
AUD	3,400	Treasury Corp. of Victoria, 5.75%, 11/15/2016	3,315,429
AUD	1,115	Treasury Corp. of Victoria, 6.00%, 06/15/2020	1,126,883

			26,871,483

BAHRAIN—0.2%
USD	200	Bahrain Government International Bond, 6.13%, 08/01/2023 (d)	200,000

BRAZIL—4.4%
BRL	7,451	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 01/01/2017	3,206,319
USD	150	Brazilian Government International Bond, 5.63%, 01/07/2041	148,125
USD	1,300	Brazilian Government International Bond, 7.13%, 01/20/2037	1,525,550
BRL	350	Brazilian Government International Bond, 8.50%, 01/05/2024	143,062

			5,023,056

CANADA—14.9%
CAD	2,000	Canadian Government Bond, 8.00%, 06/01/2023	2,882,115
CAD	2,000	Canadian Government Bond, 9.00%, 06/01/2025	3,208,120
CAD	3,000	Canadian Government Bond, 10.25%, 03/15/2014	3,085,639
CAD	2,000	Hydro Quebec, 9.63%, 07/15/2022	2,889,808
CAD	500	Ontario Electricity Financial Corp., 8.50%, 05/26/2025	713,816
CAD	2,200	Province of British Columbia Canada, 8.50%, 08/23/2013	2,150,050
CAD	2,000	Province of New Brunswick, 7.75%, 01/13/2014	2,000,584

			16,930,132

COLOMBIA—0.3%
USD	240	Colombia Government International Bond, 7.38%, 03/18/2019	290,400
COP	125,000	Colombia Government International Bond, 7.75%, 04/14/2021	76,936

			367,336

COSTA RICA—0.2%
USD	250	Costa Rica Government International Bond, 4.25%, 01/26/2023 (d)	236,250

CROATIA—0.8%
USD	500	Croatia Government International Bond, 6.25%, 04/27/2017 (d)	533,225
USD	320	Croatia Government International Bond, 6.63%, 07/14/2020 (d)	344,000

			877,225

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
DOMINICAN REPUBLIC—0.2%
USD	160	Dominican Republic International Bond, 7.50%, 05/06/2021 (d)	$172,800

GHANA—0.2%
USD	250	Republic of Ghana, 7.88%, 08/07/2023 (d)	246,400

HONDURAS—0.5%
USD	730	Honduras Government International Bond, 7.50%, 03/15/2024 (d)	591,300

HUNGARY—1.4%
HUF	132,000	Hungary Government Bond, 7.00%, 06/24/2022	611,253
HUF	83,000	Hungary Government Bond, 8.00%, 02/12/2015	388,491
USD	580	Hungary Government International Bond, 4.13%, 02/19/2018	566,950

			1,566,694

IRAQ—0.2%
USD	250	Republic of Iraq, 5.80%, 09/15/2013 (b)(d)	210,000

LATVIA—0.5%
USD	600	Republic of Latvia, 2.75%, 01/12/2020 (d)	564,000

MALAYSIA—0.9%
MYR	3,140	Malaysia Government Bond, 4.01%, 09/15/2017	975,806

MEXICO—1.9%
MXN	3,000	Mexico Fixed Rate Bonds, 7.25%, 12/15/2016	253,519
MXN	2,700	Mexico Fixed Rate Bonds, 7.50%, 06/03/2027	232,285
MXN	2,910	Mexico Fixed Rate Bonds, 7.75%, 11/13/2042	243,583
MXN	6,600	Mexico Fixed Rate Bonds, 8.00%, 12/17/2015	559,683
MXN	3,350	Mexico Fixed Rate Bonds, 8.00%, 12/07/2023	301,576
USD	550	Mexico Government International Bond, 6.05%, 01/11/2040	610,500

			2,201,146

MONGOLIA—0.4%
USD	300	Mongolia Government International Bond, 4.13%, 01/05/2018 (d)	273,000
USD	200	Mongolia Government International Bond, 5.13%, 12/05/2022 (d)	172,000

			445,000

NEW ZEALAND—19.9%
NZD	3,100	New Zealand Government Bond, 3.00%, 04/15/2020	2,336,349
NZD	900	New Zealand Government Bond, 5.00%, 03/15/2019	762,865
NZD	8,460	New Zealand Government Bond, 5.50%, 04/15/2023	7,422,632
NZD	4,550	New Zealand Government Bond, 6.00%, 04/15/2015	3,822,148
NZD	1,700	New Zealand Government Bond, 6.00%, 12/15/2017	1,491,124
NZD	6,555	New Zealand Government Bond, 6.00%, 05/15/2021	5,913,314
NZD	1,000	Province of Manitoba, 6.38%, 09/01/2015	837,738

			22,586,170

NIGERIA—1.5%
NGN	229,000	Nigeria Government Bond, 15.10%, 04/27/2017	1,479,517
USD	260	Nigeria Government International Bond, 5.13%, 07/12/2018 (d)	263,575

			1,743,092

PERU—1.1%
PEN	1,370	Peru Government Bond, 7.84%, 08/12/2020	568,481
PEN	455	Peruvian Government International Bond, 5.20%, 09/12/2023 (d)	162,472
PEN	1,370	Peruvian Government International Bond, 6.95%, 08/12/2031 (d)	527,323

			1,258,276

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
PHILIPPINES—0.0%
USD	40	Philippine Government International Bond, 8.38%, 06/17/2019	$51,250

ROMANIA—0.9%
USD	850	Romanian Government International Bond, 6.75%, 02/07/2022 (d)	958,545

RUSSIA—1.6%
RUB	35,500	Russian Federal Bond - OFZ, 7.50%, 02/27/2019	1,118,479
USD	500	Russian Foreign Bond - Eurobond, 5.00%, 04/29/2020 (d)	541,250
USD	100	Vnesheconombank Via VEB Finance PLC, 6.80%, 11/22/2025 (d)	108,000

			1,767,729

RWANDA—0.2%
USD	200	Rwanda International Government Bond, 6.63%, 05/02/2023 (d)	178,500

SERBIA—1.1%
USD	400	Republic of Serbia, 5.25%, 11/21/2017 (d)	393,080
USD	880	Republic of Serbia, 7.25%, 09/28/2021 (d)	899,976

			1,293,056

SOUTH AFRICA—3.6%
USD	920	Eskom Holdings Ltd., 5.75%, 01/26/2021 (d)	897,000
USD	200	Eskom Holdings Ltd., 6.75%, 08/06/2023 (d)	199,022
ZAR	1,100	South Africa Government Bond, 7.00%, 02/28/2031	94,246
ZAR	2,700	South Africa Government Bond, 10.50%, 12/21/2026	324,805
ZAR	19,800	South Africa Government Bond, 13.50%, 09/15/2015	2,293,512
USD	160	South Africa Government International Bond, 5.50%, 03/09/2020	171,400
USD	100	South Africa Government International Bond, 6.25%, 03/08/2041	105,000

			4,084,985

TANZANIA—0.5%
USD	530	Tanzania Government International Bond, 6.45%, 03/08/2020 (a)(d)	540,600

TURKEY—3.7%
TRY	570	Turkey Government Bond, 6.30%, 02/14/2018	265,869
TRY	5,200	Turkey Government Bond, 9.00%, 01/27/2016	2,702,136
USD	200	Turkey Government International Bond, 5.63%, 03/30/2021	211,000
USD	560	Turkey Government International Bond, 6.25%, 09/26/2022	610,400
USD	300	Turkey Government International Bond, 7.50%, 11/07/2019	351,000

			4,140,405

UNITED KINGDOM—15.8%
GBP	1,700	United Kingdom Gilt, 4.25%, 06/07/2032	2,958,683
GBP	1,180	United Kingdom Gilt, 8.00%, 09/27/2013	1,816,167
GBP	1,300	United Kingdom Treasury Gilt, 4.00%, 03/07/2022	2,257,697
GBP	6,205	United Kingdom Treasury Gilt, 4.25%, 12/07/2049	10,853,941

			17,886,488

URUGUAY—0.6%
UYU	2,150	Uruguay Government International Bond, 4.25%, 04/05/2027 (f)	176,511
UYU	6,080	Uruguay Government International Bond, 5.00%, 09/14/2018 (f)	525,643

			702,154

VENEZUELA—1.1%
USD	1,080	Venezuela Government International Bond, 5.75%, 02/26/2016 (d)	977,400
USD	200	Venezuela Government International Bond, 7.75%, 10/13/2019 (d)	168,000
USD	40	Venezuela Government International Bond, 12.75%, 08/23/2022 (d)	40,800

			1,186,200

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
VIETNAM—0.2%
USD	220	Vietnam Government International Bond, 6.88%, 01/15/2016 (d)	$236,500

		Total Government Bonds — 102.5% (cost $112,515,737)	116,092,578

SHORT-TERM INVESTMENT—3.4%
UNITED STATES—3.4%
	3,802	Repurchase Agreement, State Street Bank and Trust Co., 0.01% dated 07/31/2013, due 08/01/2013 in the amount of $3,802,001 collateralized by $3,910,000 U.S. Treasury Notes, 2.00% maturing 07/31/2020; value $3,880,675	3,802,000

		Total Short-Term Investment — 3.4% (cost $3,802,000)	3,802,000

		Total Investments — 130.6% (cost $144,650,651)	147,926,063

		Liabilities in Excess of Other Assets — (30.6)%	(34,638,074)

		Net Assets—100.0%	$113,287,989

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

COP—Colombian Peso

GBP—British Pound Sterling

HUF—Hungarian Forint

INR—Indian Rupee

MXN—Mexican Peso

MYR—Malaysian Ringgit

NGN—Nigerian Naira

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

RUB—New Russian Ruble

TRY—Turkish Lira

USD—U.S. Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at July 31, 2013.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	Denotes a restricted security, see Note (c).
(e)	This security is government guaranteed.
(f)	Inflation linked security.

At July 31, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Indian Rupee/United States Dollar
09/05/2013	JPMorgan Chase	INR 32,514,000	USD	541,431	$530,028	$(11,403)
New Russian Ruble/United States Dollar
09/05/2013	JPMorgan Chase	RUB 50,377,000	USD	1,537,490	1,519,576	(17,914)

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of July 31, 2013

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
New Zealand Dollar/United States Dollar
10/21/2013	JPMorgan Chase	NZD	10,435,000	USD	8,183,711	$8,287,373	$103,662

						$10,336,977	$74,345

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
09/05/2013	Citibank	USD	1,287,666	BRL	2,940,000	$1,279,639	$8,027
United States Dollar/Colombian Peso
09/05/2013	JPMorgan Chase	USD	70,724	COP	137,558,000	72,411	(1,687)
United States Dollar/Hungarian Forint
10/21/2013	JPMorgan Chase	USD	504,222	HUF	114,161,000	503,926	296
United States Dollar/Indian Rupee
09/05/2013	JPMorgan Chase	USD	535,518	INR	32,514,000	530,027	5,491
United States Dollar/Mexican Peso
10/21/2013	JPMorgan Chase	USD	269,732	MXN	3,465,000	269,329	403
United States Dollar/New Russian Ruble
09/05/2013	JPMorgan Chase	USD	1,914,378	RUB	61,665,000	1,860,068	54,310
United States Dollar/New Zealand Dollar
10/21/2013	Royal Bank of Scotland	USD	8,088,314	NZD	10,435,000	8,287,373	(199,059)
United States Dollar/Peruvian Nouveau Sol
09/05/2013	JPMorgan Chase	USD	944,236	PEN	2,650,000	944,132	104
United States Dollar/South African Rand
10/21/2013	Citibank	USD	786,073	ZAR	7,784,000	780,196	5,877
United States Dollar/Turkish Lira
10/21/2013	Citibank	USD	643,544	TRY	1,271,000	646,842	(3,298)
10/21/2013	JPMorgan Chase	USD	856,063	TRY	1,696,000	863,135	(7,072)

						$16,037,078	$(136,608)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At July 31, 2013, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
USD	20,000,000	11/01/2013	Barclays Bank	Receive	3-month LIBOR Index	0.34%	$(6,288)
USD	20,000,000	11/01/2017	Barclays Bank	Receive	3-month LIBOR Index	0.84%	331,167

							$324,879

See Notes to Portfolio of Investments.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of July 31, 2013, 68.7% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc., or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of July 31, 2013, compared with the previous nine and twelve months:

	AAA/Aaa	AA/Aa	A	BBB/Baa	BB/Ba*	B*	CCC*
Date	%	%	%	%	%	%	%
July 31 2013**	33.2	28.4	7.1	15.8	9.6	5.7	0.2
October 31, 2012	43.3	18.8	6.6	16.2	8.2	6.6	0.3
July 31 2012**	45.9	17.3	7.3	17.0	6.4	5.8	0.3

*	Below investment grade
**	Unaudited

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of July 31, 2013, compared with the previous nine and twelve months:

	Developed Markets	Investment Grade Developing Markets	Sub-Investment Grade Developing Markets
Date	%	%	%
July 31 2013*	72.3	16.0	11.7
October 31, 2012	73.6	13.0	13.4
July 31 2012*	75.1	12.9	12.0

*	Unaudited

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of July 31, 2013, compared with the previous nine and twelve months:

	Developed Markets	Investment Grade Developing Markets	Sub-Investment Grade Developing Markets
Date	%	%	%
July 31 2013*	91.8	5.5	2.7
October 31, 2012	92.5	4.4	3.1
July 31 2012*	94.5	3.7	1.8

*	Unaudited

Maturity Composition

As of July 31, 2013, the average maturity of the Fund’s total investments was 9.0 years, compared with 9.9 years at October 31, 2012 and 10.5 years at July 31, 2012. The table below shows the maturity composition of the Fund’s investments as of July 31, 2013, compared with the previous nine and twelve months:

	Under 3 Years	3 to 5 Years	5 to 10 Years	10 Years & Over
Date	%	%	%	%
July 31 2013*	27.5	11.7	42.7	18.1
October 31, 2012	18.9	17.2	36.2	27.7
July 31 2012*	18.7	14.0	37.9	29.4

*	Unaudited

Aberdeen Global Income Fund, Inc.

Notes to Portfolio of Investments (unaudited)

July 31, 2013

Summary of Significant Accounting Policies

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are determined as Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Fund’s Pricing Committee (which is appointed by the Board of Directors (the “Board”)), taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1—quoted prices in active markets for identical investments;

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity

Forward foreign currency contracts	Forward exchange rate quotations

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures

Notes to Portfolio of Investments (unaudited) (continued)

July 31, 2013

The following is a summary of the inputs used as of July 31, 2013 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Assets	Level 1	Level 2	Level 3
Fixed Income Investments
Corporate Bonds	$—	$28,031,485	$—
Government Bonds	—	116,092,578	—

Total Fixed Income Investments	—	144,124,063	—
Short-Term Investment	—	3,802,000	—

Total Investments	$—	$147,926,063	$—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$178,170	$—
Interest Rate Swap Agreements	—	331,167	—

Total Other Financial Instruments	$—	$509,337	$—

Total Assets	$—	$148,435,400	$—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(240,433)	$—
Interest Rate Swap Agreements	—	(6,288)	—

Total Liabilities - Other Financial Instruments	$—	$(246,721)	$—

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended July 31, 2013, there were no transfers between Levels 1, 2 or 3. For the period ended July 31, 2013, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $3,802,000 as of July 31, 2013. The value of the related collateral exceeded the value of the repurchase agreement at period end.

(c) Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the “Valuation Time,” as provided by an

Notes to Portfolio of Investments (unaudited) (continued)

July 31, 2013

independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those

Notes to Portfolio of Investments (unaudited) (continued)

July 31, 2013

instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the period ended July 31, 2013, the Fund did not hold any futures contracts.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

(f) Security Transactions, Investment Income and Expenses:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(g) Distributions:

Notes to Portfolio of Investments (unaudited) (continued)

July 31, 2013

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(h) Federal Income Taxes:

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2013 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$147,295,366	$5,293,788	$(4,663,091)	$630,697

Item 2 – Controls and Procedures

a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)), as of the Evaluation Date.

b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)	Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.302CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date:	September 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date:	September 26, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Income Fund, Inc.

Date:	September 26, 2013